                                                                   Exhibit 10.3H

                             STOCK PLEDGE AGREEMENT

            STOCK PLEDGE AGREEMENT dated as of May 24, 2001, made by and between
Dr.  Michael  Mitchell  ("Pledgor")  and those  certain  investors  set forth on
Schedule  A  hereto  (each a  "Secured  Party"  and  collectively  the  "Secured
Parties") and Olshan Grundman Frome  Rosenzweig & Wolosky LLP (the "Agent"),  as
agent for the Secured Parties.

            PRELIMINARY STATEMENTS:

            I. The Pledgor owns 750,000  shares of the common  stock,  par value
$0.001 (the "Pledged  Securities"),  of LCS Golf,  Inc., a Delaware  corporation
("LCS Golf").

            II. It is a condition  precedent  to the Secured  Parties'  entering into that  certain  Subscription  Agreement  dated  May 24,  2001,  to  purchase convertible  debentures  of LCS  Golf  (the  "Subscription  Agreement"),  by and
between LCS Golf and the Secured  Parties  that the Pledgor  shall have made the pledge contemplated by this Agreement.

            III.  Contemporaneously  with the execution of this  Agreement,  the parties hereto shall also execute an Escrow Agreement.

            NOW,  THEREFORE,  in  consideration  of the premises and in order to induce the Secured Party to enter into the Subscription  Agreement,  the Pledgor hereby agrees as follows:

            SECTION A.  Pledge.  The Pledgor  hereby  pledges to the Agent,  and grants  to the  Agent a  security  interest  in,  the  following  (the  "Pledged
Collateral"):

               1. the Pledged  Securities and the certificates  representing the
Pledged Securities, and all dividends, cash, instruments and other property from time to time received,  receivable or otherwise  distributed in respect of or in exchange for any or all of the Pledged Securities; and

               2.  all  proceeds  of  any  and  all  of  the  foregoing  Pledged
Collateral (including, without limitation,  proceeds that constitute property of the types described above).

            SECTION B.  Security for  Obligations.  This  Agreement  secures the payment  of all  obligations  of LCS Golf now or  hereafter  existing  under the
Subscription Agreement to secure its obligations to Secured Parties, whether for interest, fees, expenses or otherwise, and all obligations of the Pledgor now or hereafter existing under this Agreement.

            SECTION C.  Delivery  of Pledged  Collateral.  All  certificates  or instruments representing or evidencing the Pledged Collateral shall be delivered to and  held by or on  behalf  of the  Agent  pursuant  hereto  and  shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments  of  transfer  or  assignment  in blank,  all in form and  substance satisfactory

to the Agent.  Upon the  occurrence and during the  continuation  of an Event of
Default (as defined  below),  the Agent shall have the duty,  at any time at the direction of a majority in interest of the Secured  Parties on five (5) business days  notice to the  Pledgor,  to  transfer to or to register in the name of the
Agent or any of its nominees, or in the name of each of the Secured Parties on a pro rata basis based on each Secured  Party's amount  subscribed for compared to the  total  amount  subscribed  for,  any or all of the  Pledged  Collateral  as provided herein, subject only to the revocable rights specified in Section F(a).
In  addition,  the  Agent  shall  have the  right at any such  time to  exchange certificates or instruments  representing or evidencing  Pledged  Collateral for certificates or instruments of smaller or larger denominations.

            SECTION D.  Representations  and Warranties.  The Pledgor represents and warrants as follows:

               a. The  Pledgor is the owner of the Pledged  Collateral  free and clear of any lien,  security  interest,  option or other  charge or  encumbrance except for the security interest created by this Agreement.

               b.  The  pledge  of  the  Pledged  Collateral  pursuant  to  this
Agreement  creates a valid and perfected first priority security interest in the
Pledged Collateral, securing the payment of the Note.

            SECTION E. Further Assurances.  The Pledgor agrees that any time and from time to time,  at the expense of the  Pledgor,  the Pledgor  will  promptly execute and deliver all further instruments and documents,  and take all further action,  that may be necessary or  desirable,  or that the Agent may  reasonably request,  in order to perfect  and  protect  any  security  interest  granted or purported  to be granted  hereby or to enable the Agent to exercise  and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

            SECTION F. Voting Rights;  Dividends; Etc. a. So long as no Event of
Default or event which, with the giving of notice or the lapse of time, or both, would become an Event of Default shall have occurred and be continuing;

               (i) The Pledgor  shall be  entitled  to exercise or refrain  from exercising  any  and  all  voting  and  other  consensual  rights pertaining to the Pledged  Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement.

               (ii) The Pledgor  shall be entitled to receive and retain any and all  dividends and  distributions  paid in respect of the Pledged
               Collateral,  provided,  however,  that any and all (A)  dividends paid or payable other than in cash in respect of, and instruments and other property received,  receivable or otherwise distributed in respect of, or in exchange for,  Pledged  Collateral,  and (B)
               dividends  and other  distributions  paid or  payable  in cash in respect of any Pledged Collateral in connection with a partial or
               total  liquidation  or  dissolution,   shall  be,  and  shall  be
               forthwith  delivered to the Agent to hold as, Pledged  Collateral and shall,  if received by the Pledgor,  be received in trust for the benefit of the Agent,  be segregated  from the other property or funds of

                                       -2-

               the Pledgor,  and be forthwith  delivered to the Agent as Pledged
               Collateral  in the same form as so received  (with any  necessary indorsement or assignment).

               (iii)  The  Agent  shall  execute  and  deliver  (or  cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling  the Pledgor to exercise  the voting and other rights which it is entitled to exercise  pursuant to paragraph (i) above and to receive the  dividends  which it is  authorized to receive and retain pursuant to paragraph (ii) above.

               b. Upon the occurrence and during the  continuance of an Event of
Default or an event  which,  with the giving of notice or the lapse of time,  or both, would become an Event of Default:

               (i) All  rights  of the  Pledgor  to  exercise  or  refrain  from exercising the voting and other consensual  rights which it would otherwise be entitled to exercise pursuant to Section F(a)(i) and to receive the  dividends  payments  which it would  otherwise be authorized  to receive and retain  pursuant  to Section  F(a)(ii)
               shall cease, and all such rights shall thereupon become vested in the Agent who shall  thereupon have the sole right to exercise or refrain from exercising such voting and other  consensual  rights at the  direction  of the  Noteholder  and to receive and hold as
               Pledged Collateral such dividends.

               (ii) All dividends which are received by the Pledgor  contrary to the  provisions  of  paragraph  (i) of this Section F(b) shall be received  in  trust  for  the  benefit  of the  Agent,  shall  be segregated from other funds of the Pledgor and shall be forthwith paid over to the Agent as Pledged  Collateral in the same form as so received (with any necessary indorsement).

               c. As used herein,  "Event of Default"  shall mean any failure on the part of LCS Golf to honor the  terms of the  Subscription  Agreement  or any debenture  issued to a Secured Party issued on connection with the  Subscription
Agreement.

               d. In the event that the Secured  Parties fail to invest at least
$25,000 by May 30,  2001 and an  additional  $50,000 by June 5, 2001,  after the
Company shall provide  notice to the Secured  Parties and 10 days to invest such funds, the Agent, pursuant to instructions from LCS Golf, shall be authorized to return such pro rata  percentage  of Pledge  Collateral as compared to the total amount invested to Pledgor.

            SECTION G.  Transfers  and Other Liens.  The Pledgor  agrees that it will not (i) sell,  assign  (by  operation  of law or  otherwise)  or  otherwise dispose of, or grant any option with respect to, any of the Pledged  Collateral, or (ii) create or permit to exist any lien,  security interest,  option or other charge or  encumbrance  upon or with  respect to any of the Pledged  Collateral, except for the security interest under this Agreement.

                                       -3-

            SECTION H. Agent  Appointed  Attorney-in-Fact.  The  Pledgor  hereby appoints the Agent the Pledgor's  attorney-in-fact,  with full  authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the  Agent's  discretion  to take any action and to execute  any instrument  which the Agent may deem  necessary or advisable to  accomplish  the purposes of this  Agreement  (subject to the rights of the Pledgor under Section
F),  including,   without  limitation,  to  receive,  indorse  and  collect  all instruments  made payable to the Pledgor  representing  any dividend or any part thereof and to give full discharge for the same.

            SECTION I. Agent May  Perform.  If the Pledgor  fails to perform any agreement  contained herein, the Agent may itself perform,  or cause performance of,  such  agreement,  and the  expenses  of the Agent  incurred  in  connection therewith shall be payable by the Pledgor under Section L.

            SECTION J. The Agent's Duties.  a. The powers conferred on the Agent hereunder  are solely to protect  each of the  Secured  Party's  interest in the
Pledged  Collateral  and shall not impose any duty upon it to exercise  any such powers,  except  upon the  direction  of a majority  in  interest of the Secured
Parties. Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Pledged  Collateral,  as to ascertaining or taking action with  respect to calls,  conversions,  exchanges,  maturities,  tenders or other matters relative to any Pledged  Collateral,  whether or not the Agent has or is deemed to have  knowledge of such matters,  or as to the taking of any necessary steps to preserve  rights against any parties or any other rights  pertaining to any Pledged Collateral.  The Agent shall be deemed to have exercised  reasonable care in the custody and preservation of any Pledged Collateral in its possession if such Pledged  Collateral is accorded  treatment  substantially  equal to that which the Agent accords its own property.

               b. Pledgor and each Secured Party hereby,  jointly and severally, agree to indemnify and defend the Agent and to hold the Agent  harmless from any loss,  liability or expense incurred by the Agent without willful malfeasance or nonfeasance  or bad faith on its part arising out of or in  connection  with the acceptance or administration  by the Agent of its duties  hereunder,  including, but not limited to, the reasonable  fees, costs and expenses of defending itself against claims of liability hereunder. Anything in the foregoing to the contrary notwithstanding,  at the sole discretion of the Agent, the Agent may at any time deposit  any or all of the  Pledged  Collateral  with a federal  or state  court located in New York County, New York selected by the Agent and in such event (x)
all liability and  responsibility of the Agent shall terminate upon such deposit having  been made,  and (y) after  such  deposit  is made,  and  absent  willful malfeasance or nonfeasance or bad faith on the part of the Agent,  the Agent may represent Secured Parties in connection with any dispute or proceeding  relating to the  disposition  of the Pledged  Collateral.  Pledgor and each Secured Party acknowledge that the Agent has represented and currently  represents some of the
Secured Parties and the Pledgor  individually and, absent willful malfeasance or nonfeasance or bad faith on the part of the Agent,  each of the Secured  Parties and the  Pledgor  hereby  waives any actual or alleged  conflict  of interest by reason of the Agent serving as Agent  hereunder or in  connection  with any such representation.  Any breach or violation  of the terms of this  Agreement by any party,  including the provisions and restrictions of this Section J, in addition to giving  rise to monetary  damages,  may be  enjoined.  The Agent shall not be bound in any way by any  agreement  or contract  between  any Secured  Party and
Pledgor whether or not it has knowledge thereof, and the Agent's only duties and

                                       -4-

responsibilities  hereunder shall be to hold the Pledged Collateral as Agent and to  dispose  of the  Pledged  Collateral  in  accordance  with the terms of this
Agreement.  The Agent may act upon any instruments or other writings believed by the Agent in good  faith to be  genuine  and to be signed  or  presented  by the proper persons. The Agent shall not be liable for any error in judgment,  law or fact  or for any  act  done  or  omitted  to be  done  in  connection  with  the performance  of its duties  under  this  Agreement,  except for its own  willful malfeasance or nonfeasance or bad faith.  The Agent may consult with independent counsel  and a  written  opinion  of such  counsel  shall be full  and  complete authorization  and  protection  in respect of any action taken or omitted by the
Agent hereunder in good faith and in reliance upon such opinion.

            SECTION K.  Remedies  upon  Default.  Subject to the  provisions  of
Section F, if any Event of Default shall have occurred and be continuing:

               a. The Agent may,  as  directed  by a majority in interest of the
Secured  Parties,  (i)  transfer the Pledged  Collateral  to each of the Secured
Parties in full satisfaction of the Pledgor's obligations under the Subscription
Agreement or (ii) exercise in respect of the Pledged Collateral,  in addition to other rights and remedies provided for herein or otherwise  available to it, all the rights and  remedies  of a Secured  Parties  on  default  under the  Uniform
Commercial  Code in effect  in the  State of New York at the time  (the  "Code")
(whether  or not the Code  applies  to the  affect  Collateral),  and may  also, without  notice except as specified  below,  sell the Pledged  Collateral or any part thereof in one or more parcels at public or private  sale, at any exchange, broker's  board or at any office of the Agent or elsewhere,  for cash, on credit or for  future  delivery,  and  upon  such  other  terms as the  Agent  may deem commercially  reasonable,  as  directed by a majority in interest of the Secured
Parties. The Pledgor agrees that, to the extent notice of sale shall be required by law,  at least ten days'  notice to the  Pledgor of the time and place of any public  sale or the  time  after  which  any  private  sale is to be made  shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Pledged  Collateral  regardless of notice of sale having been given. The
Agent may adjourn any public or private  sale from time to time by  announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

               b. Any cash held by the Agent as Pledged  Collateral and all cash proceeds  received by the Agent in respect of any sale of,  collection  from, or other  realization  upon all or any part of the Pledged  Collateral  may, in the discretion of the Agent,  be held by the Agent as collateral for, and/or then or at any time  thereafter be applied (after payment of any amounts  payable to the
Agent  pursuant  to Section  L) in whole or in part by the Agent to satisfy  the obligations  of LCS Golf  under the  Subscription  Agreement  and any  debenture issued  pursuant  thereto,  as the Agent  shall be  directed  by a  majority  in interest of the Secured Parties.  Any surplus of such cash or cash proceeds held by the Agent and remaining after  satisfaction in full of such obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

            SECTION L.  Expenses.  The Pledgor will upon demand pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Agent may incur in  connection  with  (i) the  custody  or  preservation  of,  or the  sale  of, collection from, or other realization upon, any of the Pledged Collateral,  (ii)
the

                                       -5-

exercise or enforcement of any of the rights of the Agent hereunder or (iii) the failure by the Pledgor to perform or observe any of the provisions hereof.

            SECTION M. Amendments,  Etc. No amendment or waiver of any provision of this  Agreement,  and no consent to any  departure  by the Pledgor  herefrom, shall in any event be  effective  unless the same shall be in writing and signed by the Agent, as directed by a majority in interest of the Secured Parties,  and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            SECTION  N.   Addresses   for   Notices.   All   notices  and  other
communications  provided  for  hereunder  shall be in writing and mailed by U.S.
registered mail, or delivered,  to the parties at their respective  addresses as specified  on the  signature  page  hereto  or, as to any  party,  at such other address as shall be  designated  by such party in a written  notice to the other party.  All such  notices  and  other  communications  shall,  when  mailed,  be effective when deposited in the mails.

            SECTION O. Continuing Security Interest.

               a. This Agreement shall create a continuing  security interest in the Pledged  Collateral  and shall (i) remain in full force and effect until the payment in full of the Note and all other amounts  payable under this Agreement,
(ii) be binding upon the Pledgor, its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Agent and its successors, transferees and assigns.

               b.  Upon the  payment  in full of the  obligations  and all other amounts payable under this Agreement, the security interest granted hereby shall terminate and all rights to the Pledged  Collateral shall revert to the Pledgor.
Upon any such termination,  the Agent will, at the Pledgor's expense,  return to the  Pledgor  such of the  Pledged  Collateral  as shall  not have  been sold or otherwise  applied  pursuant to the terms  hereof and execute and deliver to the
Pledgor such documents as the Pledgor shall reasonably  request to evidence such termination.

            SECTION P. Governing Law; Terms.

            THIS  AGREEMENT  SHALL BE GOVERNED BY, AND  CONSTRUED IN  ACCORDANCE
WITH,  THE LAWS OF THE  STATE OF NEW  YORK,  EXCEPT  AS  REQUIRED  BY  MANDATORY
PROVISIONS  OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR  PERFECTION  OF
THE  SECURITY  INTEREST  HEREUNDER,  OR  REMEDIES  HEREUNDER,  IN RESPECT OF ANY
PARTICULAR  PLEDGED  COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER
THAN THE  STATE OF NEW YORK.  UNLESS  OTHERWISE  DEFINED  HEREIN OR IN THE NOTE,
TERMS DEFINED IN ARTICLE 9 OF THE CODE ARE USED HEREIN AS THEREIN  DEFINED.  ANY
ACTION, SUIT OR PROCEEDING INITIATED BY ANY PARTY HERETO AGAINST ANY OTHER PARTY
HERETO UNDER OR IN CONNECTION  WITH THIS AGREEMENT SHALL BE BROUGHT IN ANY STATE
OR FEDERAL COURT IN THE STATE OF NEW YORK.  EACH PARTY HERETO  SUBMITS ITSELF TO
THE  EXCLUSIVE  JURISDICTION  OF ANY SUCH COURT,  WAIVES ANY CLAIMS OF FORUM NON
CONVENIENS AND AGREES THAT

                                       -6-

SERVICE OF PROCESS MAY BE EFFECTED ON IT BY THE MEANS BY WHICH NOTICES ARE TO BE
GIVEN PURSUANT TO THIS AGREEMENT.

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

                                       -7-

            IN WITNESS  WHEREOF,  each of the  parties  hereto  has caused  this
Agreement to be duly executed and delivered as of the date first above written.

                        PLEDGOR:

                        ____________________________________________
                        DR. MICHAEL MITCHELL

                        Address for Notices:   809 N. Dixie Highway, Suite 200
                                               West Palm Beach, FL 33401

                        SECURED PARTIES:

                        By: __________________________________________
                          Name:
                          Title:

                        Address for Notices:

                        AGENT:

                        OLSHAN GRUNDMAN FROME ROSENZWEIG
                        & WOLOSKY LLP

                        By: _________________________________________

                        Address for Notices:   505 Park Avenue
                                               New York, NY 10022